UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4316
                                  ---------------------------------
        Midas Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31/04
                        ------------------
Date of reporting period:  1/1/04 - 06/30/04
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders


                                   Midas Funds

                                  JUNE 30, 2004

                              SEMI - ANNUAL REPORT

                           ---------------------------
                                   MIDAS FUND
                           ---------------------------
                           MIDAS SPECIAL EQUITIES FUND
                           ---------------------------
                             MIDAS DOLLAR RESERVES
                           ---------------------------

                               [LOGO] Midas FUNDS
                          Discovering Opportunities(R)

                                                              ------------------
                                                              APPLICATION INSIDE
                                                              ------------------

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                                    Contents

Letter to Our Shareholders                                                     1

--------------------------------------------------------------------------------

PORTFOLIO COMMENTS

Midas Fund                                                                     2

Midas Special Equities Fund                                                    3

Midas Dollar Reserves                                                          4

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SCHEDULE OF INVESTMENTS

Midas Fund                                                                     5

Midas Special Equities Fund                                                    6

Midas Dollar Reserves                                                          7

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Consolidated Financial Statements                                              8

Notes to Financial Statements                                                 11

Financial Highlights                                                          13

New Account Application                                                       15

Additional Information                                         Inside Back Cover

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Fund            Investment Objective
--------------------------------------------------------------------------------
Midas Fund      Seeks primarily capital appreciation and protection against inflation and secondarily current income through precious metals companies.
--------------------------------------------------------------------------------
Midas Special   Invests aggressively for maximum capital appreciation.
Equities Fund
--------------------------------------------------------------------------------
Midas Dollar    A high quality money market fund investing in securities issued
Reserves        by the U.S. Government, and by its agencies and
                instrumentalities. Free, unlimited check writing with only a
                $250 minimum per check.
--------------------------------------------------------------------------------

================================================================================
                              To Our Shareholders
================================================================================

     The year 2004 opened with great promise for investors: a growing economy, benign interest rates, and increasing corporate profits. As we noted in our prior Report, economic indicators, with the exception of job creation, had become quite positive. General equities markets had enjoyed a positive year after three down ones and precious metals markets completed a third consecutive up year. Then interest rates started to rise on inflation concerns, geopolitical developments remained unresolved, oil prices surged to recent highs and financial markets declined.

     Recently, the Commerce Department estimated that the Gross Domestic Product
(GDP), the total value of all goods and services produced in the U.S., increased at an annual rate of 3% in the second quarter, down from 4.5% in the first. While some economists blame the rise in oil prices for this 33% plunge, other data suggest the prior rate was unsustainable due to one-time factors affecting consumers such as tax cuts and mortgage refinancing. In this regard it is important to note that consumer spending accounts for about two-thirds of GDP. Interestingly, factory orders and production are reported to be brisk and business spending healthy. Given these crosscurrents, we look for further market uncertainty until after the presidential elections.

     Volatility in the markets is a fact of life, yet it gives many investors pause. When markets are trending down, how does one know whether the market has further to decline? Conversely, after a strong upward move, has one already missed the boat? At Midas, we suggest following a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter and periodically reviewing your overall portfolio. This approach to investing, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your ability to make purchases in down markets. Volatility in markets also reinforces our message in prior Reports of the importance of diversifying your portfolio across the Midas Funds Family to balance the returns they offer.

                         Careful Analysis and Patience

     Despite market upheavals unsettling many investors, we at Midas remain focused on quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis in seeking the long term objectives of the Funds and are convinced that successful investing requires both careful analysis and patience. Locating strength - in precious metals companies, growth or established companies, large or small companies whose securities in each case can appreciate
- is difficult and sometimes frustrating. Fortunately, we have a flexible investing approach, which can be an important advantage in seeking performance in volatile markets.

     While adapting to evolving markets can be a challenging process, personal investment planning for the future can benefit by following three simple rules. First, commit to a long term investing approach. Second, follow a regular dollar cost averaging plan. Third, manage your investing risk by diversifying among the three Midas Funds - Special Equities Fund for longer term, stock market objectives, money market fund Dollar Reserves for short term needs, and Midas Fund for capital appreciation and a hedge against inflation. As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                                                 Sincerely,


                                                 /s/ Thomas B. Winmill
                                                 -------------------------------
                                                 Thomas B. Winmill
                                                 President

================================================================================

                      -------------------------------------
                                   Midas Fund
                      -------------------------------------
                               C O M M E N T A R Y

     Gold achieved a recent high of $427.25 at the April 1, 2004 afternoon London fix. Gold prices then began to decline following a strong U.S. employment report, as investors anticipated interest rate increases caused by the Federal Reserve Bank to check inflation. Rising U.S. interest rates typically increase foreign interest in buying U.S. dollars to purchase higher yielding U.S. Government debt securities and when demand for U.S. dollars goes up, gold prices have gone down in recent periods. But, we believe that currently there may be uncertainty in the gold markets as to whether this dichotomy of U.S. dollar/gold strength and weakness will continue. More importantly, however, if gold prices do recover and strengthen over the balance of the year, Midas Fund should be rewarding to its shareholders.

                           Market and Strategy Report

     Significantly, in March Europe's central banks announced the renewal of the Washington Agreement - known as the Central Bank Gold Agreement and first signed in September 1999 limiting gold sales by member banks to 400 tonnes a year over the five-year life of the Agreement. The new 5-year gold sales agreement limits gold sales to 500 tonnes per year and retains a cap on gold lending at the same levels as the 1999 Agreement.

     Midas Fund's strategy in the first half of the year was to seek returns from predominately quality, global, gold mining companies, with a growing weighting of emerging junior gold producers. The Fund reduced its concentration in its top ten names and re-deployed the proceeds into a number of smaller companies with planned growth in precious and base metal production and in special situations. In the midst of the second quarter's declining gold prices, the Fund's holdings of Australian gold shares maintained better price stability, while South African gold companies with increasing rand costs disappointed. Although short term interest rate increases initially dampened market perceptions for gold, recent news of record U.S. current account deficits caused dollar weakening and a rally in gold prices. Midas Fund anticipates further leveraging to benefit from a declining U.S. dollar.

     Looking ahead, we would anticipate a rising gold price as inflation gathers strength, negating the effects of higher nominal U.S. interest rates. In other words, although interest rates may increase, the increase will not match the higher inflation rate with resulting "negative real interest rates" - and it is a negative real interest rate environment that can make gold such an attractive asset for many investors. The relative attraction of gold over U.S. dollars can be particularly great for foreign investors and governments, such as China and Japan, in view of burgeoning U.S. current account and budget deficits, and each country's relatively low weighting of gold as a percentage of foreign reserves. As noted in our prior Reports, in both countries, gold reserves are far less than the average of 116 countries tracked by the World Gold Council and recently, Japanese purchases of U.S. government securities are believed to have been reduced significantly.

     Longer term, another factor that we believe may provide strong support for gold prices is the potential reduction of the annual mined supply of gold. According to CIBC World Markets Corp., exploration has lagged mine depletion (currently about 75 million ounces of gold are found annually for every 90 million ounces mined) and mine grades are decreasing - the average world grade for reserves has dropped by about 25% over the past four years. Declining grades not only reduce mine output, but also can contribute to rising costs. Combined with a 500 tonne limit on central bank sales, reduced mine supply can be a fundamental reason for a bullish outlook for gold.

                     Investing in Attractive Gold Companies

     Gold markets are highly volatile and investing in precious metals mining shares has unique risks. Yet, we believe that over the months ahead there will be opportunities for the Fund to accumulate shares of attractive gold companies for the long term, and to take advantage of market downturns and volatility.

     We thank you for your continuing confidence in Midas Fund and look forward to serving your investment objective of capital appreciation in the precious metal sector over the years ahead.

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2004
--------------------------------------------------------------------------------
1  Placer Dome Inc.
--------------------------------------------------------------------------------
2  Newcrest Mining Ltd.
--------------------------------------------------------------------------------
3  Golden Cycle Gold Corporation
--------------------------------------------------------------------------------
4  Wheaton River Minerals Ltd.
--------------------------------------------------------------------------------
5  Newmont Mining Corp.
--------------------------------------------------------------------------------
6  Glamis Gold Ltd.
--------------------------------------------------------------------------------
7  Guinor Gold Corp.
--------------------------------------------------------------------------------
8  Compania de Minas Buenaventura S.A.A. ADR
--------------------------------------------------------------------------------
9  IAMGOLD Corp.
--------------------------------------------------------------------------------
10 Impala Platinum Holdings Limited ADR
--------------------------------------------------------------------------------

                      -------------------------------------
                          Midas Special Equities Fund
                      -------------------------------------
                               C O M M E N T A R Y

     It is a pleasure to submit this Semi-Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggres-sive investment approach attractive. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take in seeking to achieve capital appreciation.

                           Market Review and Outlook

     As 2004 opened, financial market conditions appeared close to ideal. General equity markets in 2003 had enjoyed 25% to 30% returns. Interest rates were low for both individual and corporate borrowers alike, and on relatively accommodative terms and standards. Recession concerns seemed to be assuaged. Indeed, corporate earnings reports, payrolls and job creation showed improving strength. Yet, equity prices over the course of the first half of 2004 were buffeted by rising interest rates, increasing oil prices, and threatening geopolitical instability. Against this economic backdrop, yields on 5 and 10 year Treasuries rose from levels of 3.25% and 4.25%, respectively, at the start of the year to 3.77% and 4.58%, respectively, at the end of June. It should be noted, however, that during the period the highs were 4.10% and 4.87%, respectively, and the lows were 2.64% and 3.68%, respectively, reflecting the fixed income markets' heightened volatility. Equity markets showed positive, but underwhelming, returns - just 0.80%, 3.44%, and 2.22%, respectively, for the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index. Midas Special Equities Fund, however, outperformed all of these equity market indexes in the period with a +6.94% total return.

     Midas Special Equities Fund's wide-ranging investment flexibility can be employed with aggressive and speculative strategies wherever opportunities for capital appreciation are discovered. Accordingly, the Fund will, from time to time, use leverage, short sales, options and futures in seeking to enhance performance. The Fund's strategy early in the first half of 2004 was to continue using leverage and invest primarily in large capitalization U.S. companies. As the Fund took profits in special situations involving AT&T Wireless Services Inc. and Martha Stewart Living Omnimedia, Inc., the Fund reduced lever age. Likewise, in reducing a large position in the real estate sector, the Fund further reduced leverage and redeployed assets to the technology sector. The Fund's first half returns were aided by holdings in the insurance and hospitality sectors, and restrained by disappointing results from a brokerage investment. Given current economic and financial conditions, we anticipate maintaining our investments primarily in high quality, market leading, U.S. and European companies.

     Looking ahead, our outlook for the U.S. economy is constructive. As the job market shows improvement and real income and wealth continue to grow, consumer confidence and spending have been boosted. Capital spending by business appears to be rising as sales and earnings recover and credit markets stabilize. Productivity-enhancing technologies also may improve economic output. These conditions have led to more business activity to, among other things, replenish inventories. The weaker U.S. dollar should provide the additional benefit of greater competitiveness and demand for U.S. exports and heightened domestic appeal for U.S. industrial output.

                          Seeking Special Opportunities

     As the Fund continues to invest aggressively, primarily in equity securities often involving special situations and emerging growth companies, we will seek to discover many more investment opportunities for capital appreciation in the months and years ahead.


--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2004
--------------------------------------------------------------------------------
1  Berkshire Hathaway Inc. Class B
--------------------------------------------------------------------------------
2  Hilton Hotels Corp.
--------------------------------------------------------------------------------
3  3M Co.
--------------------------------------------------------------------------------
4  The Proctor & Gamble Company
--------------------------------------------------------------------------------
5  The Mills Corp.
--------------------------------------------------------------------------------
6  J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
7  Johnson & Johnson
--------------------------------------------------------------------------------
8  RenaissanceRe Holdings Ltd.
--------------------------------------------------------------------------------
9  Wal-Mart Stores, Inc.
--------------------------------------------------------------------------------
10 Motorola, Inc.
--------------------------------------------------------------------------------

                      -------------------------------------
                               Midas Dollar Reserves
                      -------------------------------------
                               C O M M E N T A R Y

     We are pleased to submit this Semi-Annual Report and to welcome our new shareholders who have made their investment since our last Report. The Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity continues to offer an attractive alternative for safety conscious investors. Also of note, the Fund's array of shareholder services are intended to make investing in the Fund as easy, affordable, and appealing as possible.

     The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

                               Review and Outlook

     Midas Dollar Reserves sought to position itself to take advantage of interest rate increases during the first half of the year while seeking to obtain the benefit of relative safety through investment in money market obligations of the U.S. Government, its agencies and instrumentalities. Accordingly, anticipating the action of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank to counter inflationary pressures by raising the federal funds rate, the Fund maintained an average maturity in the first quarter of approximately 57 days and in the second quarter of approximately 53 days.

     Looking ahead, the FOMC appears to be seeking to raise interest rates to a level that allows for economic growth with low inflation, but without economic disruption. In the last quarter of 2003 and the first quarter of 2004, consumer spending rose at a 3.5% pace, but whether this pace will have continued in the quarter just ended and will over the second half is difficult to predict. The stimulus from the prior year's massive tax cuts may diminish and with higher interest rates the booming mortgage and refinancing housing markets could contract. At the same time, emerging internal and external political factors may have an increasing influence, including the U.S. deficit, presidential and state elections, global terrorism, and Middle Eastern conflicts.

                              Shareholder Services

     The Fund's all-weather income and safety conscious approach, plus free check writing, make it an ideal vehicle for a program of steady monthly investing, or as a temporary and easily accessible haven for proceeds of sales of other assets. To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers the Midas Bank Transfer Plan so you can automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account into your Fund account. For information on this free service simply give us a call and we will help you get started. If you have any questions or would like further information on the Midas Funds Family, our Traditional or Roth IRAs, as well as our Education Savings Accounts, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and a Shareholder Service Representative will be glad to assist you, as always, without obligation on your part.

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2004
--------------------------------------------------------------------------------
1  Freddie Mac Discount Notes, due 7/15/04
--------------------------------------------------------------------------------
2  Freddie Mac Discount Notes, due 10/12/04
--------------------------------------------------------------------------------
3  Federal National Mortgage Corp., due 10/15/04
--------------------------------------------------------------------------------
4  Freddie Mac Discount Notes, due 7/06/04
--------------------------------------------------------------------------------
5  Federal Home Loan Bank, due 9/15/04
--------------------------------------------------------------------------------
6  Federal National Mortgage Corp., due 7/01/04
--------------------------------------------------------------------------------
7  Federal Home Loan Bank, due 7/21/04
--------------------------------------------------------------------------------
8  Federal Home Loan Bank, due 8/04/04
--------------------------------------------------------------------------------
9  Federal Home Loan Bank, due 8/27/04
--------------------------------------------------------------------------------
10 Federal Home Loan Bank, due 8/19/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Midas Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
Shares      COMMON STOCKS AND WARRANTS (100.00%)                    Market Value
--------------------------------------------------------------------------------
            Common Stocks (99.87%)

  100,000   African Rainbow Minerals Ltd.*                           $   547,301
  550,000   Amerigo Resources Ltd.*                                      750,671
   21,702   Anglo American Platinum Corporation Limited*                 820,955
   26,680   AngloGold Ashanti Limited                                    869,635
  220,000   Cambior Inc.*                                                602,178
  503,100   Claude Resources, Inc.*                                      482,976
  108,000   Compania de Minas Buenaventura S.A.A. ADR                  2,386,800
  288,700   Desert Sun Mining Corp.*                                     285,813
  120,000   Dundee Precious Metals Inc.*                                 546,000
1,000,000   Dynatec Corp.*                                             1,029,236
  400,000   Eldorado Gold Corp.*                                       1,032,000
   57,000   First Quantum Minerals Ltd.*                                 601,350
  104,500   Friedman's Inc. Class A                                      331,265
1,000,000   Fujian Zijin Mining Industry Company Ltd.                    339,752
   47,800   Gammon Lake Resources Inc.*                                  305,839
  150,000   Glamis Gold Ltd.*                                          2,629,500
  392,900   Golden Cycle Gold Corp.*                                   5,107,700
  100,000   Gold Fields Limited ADR                                    1,051,000
3,028,000   Guinor Gold Corp.*                                         2,393,854
   47,400   Harmony Gold Mining Company Limited ADR                      497,859
  750,000   High River Gold Mines Ltd.*                                  911,769
  400,000   IAMGOLD Corp.                                              2,232,000
  104,000   Impala Platinum Holdings Limited ADR                       1,971,268
   40,000   Jaguar Mining Inc.*                                          105,236
  300,000   Kinross Gold Corporation*                                  1,668,000
   35,000   Metallic Ventures Gold Inc.*                                 130,519
  380,000   Mexgold Resources Inc.*                                      836,068
   79,000   Minefinders Corporation Ltd.*                                529,300
  285,000   Mvelaphanda Resources Ltd.*                                  779,904
  600,000   Newcrest Mining Limited                                    5,759,666
   80,000   Newmont Mining Corp.                                       3,100,800
  142,000   NovaGold Resources Inc.*                                     653,446
2,250,000   Oxiana Limited*                                            1,300,940
  350,000   Placer Dome Inc.                                           5,824,000
   60,000   Randgold Resources Limited*                                  529,200
  490,000   Resolute Mining Limited*                                     423,267
1,400,000   Wheaton River Minerals Ltd.*                               3,934,000
  250,000   Wolfden Resources Inc.*                                      932,500
  541,000   Yamana Gold Inc.*                                          1,145,913
                                                                     -----------
               Total Common Stocks                                    55,379,480

            Warrants (0.13%)

  550,000   High River Gold Mines Ltd. warrants
               expiring 7/30/04*                                               0
  100,000   Jaguar Mining Inc. warrants expiring 5/20/06*                      0
  100,000   Metallic Ventures Gold Inc. warrants
               expiring 3/17/09*                                           7,350
  257,000   Mexgold Resources Inc. warrants expiring 2/26/06*             63,768
                                                                     -----------
            Total Warrants                                                71,118

            Total Investments (cost: $40,787,089) (100%)             $55,450,598

--------------------------------------------------------------------------------
*Indicates non-income producing security.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
 Shares     COMMON STOCKS (99.64%)                                  Market Value
--------------------------------------------------------------------------------

            Converted Paper & Paperboard Products (8.14%)
   17,000   3M Co.                                                   $ 1,530,170

            Fire, Marine & Casualty Insurance (25.85%)
   12,000   American International Group, Inc.                           855,360
    1,050   Berkshire Hathaway Inc. Class B*                           3,102,750
   16,700   RenaissanceRe Holdings Ltd.                                  900,965
                                                                     -----------
                                                                       4,859,075
            Hotels & Motels (9.43%)
   95,000   Hilton Hotels Corp.                                        1,772,700

            Motor Vehicles & Passenger Car Bodies (2.00%)
    8,500   Bayerische Motoren Werke (BMW) AG                            376,135

            National Commercial Banks (6.56%)
   31,800   J.P. Morgan Chase & Co.                                    1,232,886

            Pharmaceutical Preparations (10.12%)
   20,000   Johnson & Johnson                                          1,114,000
   23,000   Pfizer Inc.                                                  788,440
                                                                     -----------
                                                                       1,902,440

            Precious Metals  and Resources (1.84%)
  438,000   Guinor Gold Corp.*                                           346,271

            Radio & TV  Broadcasting & Communications
               Equipment (4.66%)
   48,000   Motorola, Inc.                                               876,000

            Real Estate Investment Trusts (7.45 %)
   30,000   The Mills Corp.                                            1,401,000

            Retail-Variety Stores (4.77 %)
   17,000   Wal-Mart Stores, Inc.                                        896,920

            Security Brokers, Dealers & Flotation
               Companies (3.44%)
   67,204   The Charles Schwab Corp.                                     645,830

            Soap, Detergent, Cleaning Preparations, Perfumes,
               Cosmetics (7.53%)
   26,000   The Procter &Gamble Company                                1,415,440

            Telephone Communications (7.85%)
   33,900   IDT Corp.*                                                   625,116
   23,500   Verizon Communications Inc.                                  850,465
                                                                     -----------
                                                                       1,475,581

            Total Common Stocks (cost: $14,713,746)                  $18,730,448

--------------------------------------------------------------------------------
Par Value   SHORT TERM INVESTMENTS (0.36%)
--------------------------------------------------------------------------------
  $67,679   Repurchase Agreement with State Street Bank & Trust,
               0.10%, due 7/01/04 (collaterized by U.S.
               Treasury Notes)                                       $    67,679
                                                                     -----------
            Total Short Term Investments (cost: $67,679)                  67,679

               Total Investments (cost: $14,781,425) (100%)          $18,798,127
--------------------------------------------------------------------------------

* Indicates non-income producing security.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

Par Value    U.S. GOVERNMENT AGENCIES (100.00%)              Yield*     Value**
---------------------------------------------------------------------------------
$1,000,000   Federal Home Loan Bank, due 7/21/04              1.04%   $   999,437
 1,000,000   Federal Home Loan Bank, due 8/04/04              1.12%       998,973
   600,000   Federal Home Loan Bank, due 8/13/04              1.16%       599,191
   900,000   Federal Home Loan Bank, due 8/19/04              1.10%       898,679
   925,000   Federal Home Loan Bank, due 8/27/04              1.20%       923,285
 1,025,000   Federal Home Loan Bank, due 9/15/04              1.44%     1,021,953
   850,000   Federal Home Loan Bank, due 10/06/04             1.16%       847,397
 1,000,000   Federal National Mortgage Corp., due 7/01/04     1.02%     1,000,000
   850,000   Federal National Mortgage Corp., due 7/28/04     1.06%       849,338
   825,000   Federal National Mortgage Corp., due 9/20/04     1.46%       822,347
 1,250,000   Federal National Mortgage Corp., due 10/15/04    1.53%     1,244,480
 1,050,000   Freddie Mac, due 7/06/04                         1.02%     1,049,847
 1,950,000   Freddie Mac, due 7/15/04                         1.05%     1,949,177
   600,000   Freddie Mac, due 8/31/04                         1.20%       598,800
   900,000   Freddie Mac, due 9/07/04                         1.21%       897,989
   725,000   Freddie Mac, due 9/28/04                         1.50%       722,366
 1,250,000   Freddie Mac, due 10/12/04                        1.45%     1,244,921
                                                                      -----------
                Total Investments (100.00%)                           $16,668,180

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Midas
                                                               Special        Midas
                                                 Midas         Equities       Dollar
June 30, 2004 (Unaudited)                         Fund          Fund         Reserves
--------------------------------------------------------------------------------------

Assets
Investments at cost                          $  40,787,089   $14,781,425   $16,668,180
--------------------------------------------------------------------------------------
Investments at market value                  $  55,450,598   $18,798,127   $16,668,180
Cash                                                    --            --        78,387
Receivables:
   Securities sold                                 393,756            --            --
   Dividends and interest                            9,616         1,920            --
   Fund shares sold                                 10,061            --        11,164
Other assets                                        30,798         8,828         8,827
--------------------------------------------------------------------------------------
   Total assets                                 55,894,829    18,808,875    16,766,558
======================================================================================

Liabilities
Demand notes payable to bank (note 5)            5,035,469            --            --
Accrued management and distribution fees            60,571        28,801            --
Accrued expenses                                    54,133        60,460        46,282
Fund shares redeemed                                41,262        14,052        19,486
Distribution payable                                    --            --            14
--------------------------------------------------------------------------------------
   Total liabilities                             5,191,435       103,313        65,782
======================================================================================

Net Assets                                   $  50,703,394   $18,705,562   $16,700,776
--------------------------------------------------------------------------------------
Shares outstanding, $0.01 par value             28,047,662     1,291,931    16,700,776

Net Asset Value, Offering and
   Redemption Price Per Share                $        1.81   $     14.48   $      1.00
At June 30, 2004, net assets consisted of:
Paid-in capital                              $ 229,989,428   $24,546,955   $16,700,122
Accumulated net realized gain (loss)
   on investments                             (193,949,543)   (9,858,095)          654
Net unrealized appreciation
   on investments and foreign currencies        14,663,509     4,016,702            --
--------------------------------------------------------------------------------------
                                             $  50,703,394   $18,705,562   $16,700,776
======================================================================================

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Midas
                                                                      Special      Midas
                                                         Midas       Equities     Dollar
For the Six Months Ended June 30, 2004 (Unaudited)       Fund          Fund      Reserves
-----------------------------------------------------------------------------------------
Investment Income

Dividends                                            $     55,717   $  162,540   $     --
Interest                                                       --           79     93,143
Other                                                       3,700          225         --
-----------------------------------------------------------------------------------------
   Total investment income                                 59,417      162,844     93,143
=========================================================================================

Expenses
Investment management (note 3)                            284,385       89,522     43,863
Transfer agent                                            133,600       51,400     27,830
Professional (note 3)                                      92,700       42,285     37,850
Distribution (note 3)                                      71,096       95,135     21,874
Registration (note 3)                                      44,600       22,554     22,704
Directors                                                  23,800        6,120      3,160
Printing                                                   19,712        2,020        200
Custodian                                                  12,310        2,730      3,246
Other                                                      11,830        6,329      6,916
-----------------------------------------------------------------------------------------
   Total operating expenses                               694,033      318,095    167,643
      Loan interest and fees (note 5)                      57,336       11,975         61
      Investment management, distribution
         plan and other expenses waived (note 3)               --           --    (80,785)
-----------------------------------------------------------------------------------------
      Net expenses                                        751,369      330,070     86,919
-----------------------------------------------------------------------------------------
      Net investment income (loss)                       (691,952)    (167,226)     6,224
=========================================================================================

Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies
Net realized gain from security
   transactions and foreign currencies                  5,166,759    1,796,877         55
Unrealized depreciation of investments
   during the period                                  (15,734,466)    (383,044)        --
-----------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments and foreign currencies        (10,567,707)   1,413,833         55
=========================================================================================
      Net increase (decrease) in net assets
         resulting from operations                   $(11,259,659)  $1,246,607   $  6,279
=========================================================================================

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         Midas Fund          Midas Special Equities Fund    Midas Dollar Reserves
----------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                   Six Months                  Six Months
                                                     Ended                       Ended                       Ended
                                                    6/30/04                     6/30/04                     6/30/04
For the Year Ended (unless otherwise indicated)   (Unaudited)    12/31/03     (Unaudited)    12/31/03     (Unaudited)    12/31/03
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                     $   (691,952) $   (684,382)  $  (167,226) $  (170,924)   $     6,224  $    32,098
Net realized gain (loss) from foreign currency
   and futures transactions                            65,183            --            21   (2,202,707)            --           --
Net realized gain (loss) from security
   transactions                                     5,101,576     9,308,483     1,796,856      108,936             55          755
Unrealized appreciation (depreciation) of
   investments, futures and foreign currencies
   during the period                              (15,734,466)   12,412,631      (383,044)   2,972,054             --           --
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting
   from operations                                (11,259,659)   21,036,732     1,246,607      707,359          6,279       32,853

Distributions to Shareholders
Distributions to shareholders                              --            --            --           --         (6,279)     (32,152)

Capital Share Transactions
Change in net assets resulting from
   capital share transactions (a)                  (5,159,850)   (8,702,566)     (585,263)  (1,547,287)    (1,936,998)  (2,332,511)
----------------------------------------------------------------------------------------------------------------------------------
Total change in net assets                        (16,419,509)   12,334,166       661,344     (839,928)    (1,936,998)  (2,331,810)

Net Assets
Beginning of period                                67,122,903    54,788,737    18,044,218   18,884,146     18,637,774   20,969,584
----------------------------------------------------------------------------------------------------------------------------------
End of period                                    $ 50,703,394  $ 67,122,903   $18,705,562  $18,044,218    $16,700,776  $18,637,774
==================================================================================================================================

(a) Capital Share Transactions were as follows:

Value
Shares sold                                      $  3,420,301  $  7,873,019   $   760,915  $   656,355    $ 2,130,822  $ 6,557,024
Shares issued in reinvestment of
   distributions                                           --            --            --           --          6,146       30,788
Shares redeemed                                    (8,580,151)  (16,575,585)   (1,335,156)  (2,203,642)    (4,073,966)  (8,920,323)
----------------------------------------------------------------------------------------------------------------------------------

   Net decrease                                  $ (5,159,850) $ (8,702,566)  $  (574,241) $(1,547,287)   $(1,936,998) $(2,332,511)

Number
Shares sold                                         1,752,142     4,758,084        50,906       54,546      2,130,822    6,557,024
Shares issued in reinvestment of distributions             --            --            --           --          6,146       30,788
Shares redeemed                                    (4,239,807)  (10,138,809)      (92,090)    (184,555)    (4,073,966)  (8,920,323)
----------------------------------------------------------------------------------------------------------------------------------

   Net decrease                                    (2,487,665)   (5,380,725)      (41,184)    (130,009)    (1,936,998)  (2,332,511)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Special Equities Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures and options.

          Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valua-tions are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2003, Midas Fund had an unused capital loss carryforward of approximately $198,330,100, of which $18,072,700, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2004, 2005,
     2006, 2007, 2008 and 2009 respectively. At December 31, 2003, Midas Special Equities Fund had an unused capital loss carryforward of approximately $10,997,100 all of which expires in 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                C O N T I N U E D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $43,863, for the six months ended June 30, 2004.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) and 1.00% (Midas Special Equities Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves, the Distributor voluntarily waived $21,874 of its distribution fee for the six months ended June 30, 2004.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $100,620 for providing certain compliance and accounting services at cost during the six months ended June 30, 2004. In addition, Midas Fund paid the Distributor $23,636 for payments made to certain brokers for record keeping services.

--------------------------------------------------------------------------------

4 At June 30, 2004, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                              Federal Income   Gross Unrealized   Gross Unrealized   Net Unrealized
June 30, 2004                    Tax Cost        Appreciation      (Depreciation)     Appreciation
---------------------------------------------------------------------------------------------------
Midas Fund                      $40,787,089       $18,496,669       $(3,833,160)       $14,663,509
Midas Special Equities Fund      14,781,425         4,791,191          (774,489)         4,016,702

Purchases and sales of securities other than short term notes were as follows:

For the Six Months Ended        Purchases      Proceeds from the
June 30, 2004                 of Securities   Sale of Securities
----------------------------------------------------------------
Midas Fund                      $5,766,340        $7,474,775
Midas Special Equities Fund        906,700         4,034,167

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                C O N T I N U E D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5 The Funds have a bank line of credit at an interest rate, at the Funds' option, of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year, for leveraging and/or temporary or emergency purposes. At June 30, 2004, the outstanding balance, and for the six months ended June 30, 2004, the weighted average interest rate and the weighted average amount outstanding were as follows:

For the Six Months Ended      Outstanding   Weighted Average     Weighted Average
June 30, 2004                   Balance      Interest Rate     Amount Outstanding
---------------------------------------------------------------------------------
Midas Fund                     $5,035,469         1.79%            $6,522,474
Midas Special Equities Fund            --         1.78%            $1,373,347
Midas Dollar Reserves                  --         1.78%            $    7,077

          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

6 The Funds may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. As of June 30, 2004 there were no futures contracts outstanding.

--------------------------------------------------------------------------------
                     Financial Highlights - Midas Fund, Inc.
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended                     Years Ended December 31,
                                                              6/30/04     -----------------------------------------------------
                                                            (Unaudited)     2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of period                      $  2.20       $  1.53    $   .95    $   .84    $  1.36    $  1.51
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                         (.02)         (.02)      (.01)      (.01)      (.02)      (.01)
   Net realized and unrealized gain (loss) on investments      (.37)          .69        .59        .12       (.50)      (.14)
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (.39)          .67        .58        .11       (.52)      (.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $  1.81       $  2.20    $  1.53    $   .95    $   .84    $  1.36
===============================================================================================================================
Total return                                                 (17.73)%       43.79%     61.05%     13.10%    (38.24)%    (9.93)%
===============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $50,703       $67,123    $54,789    $38,558    $34,820    $71,820
===============================================================================================================================
Ratio of expenses before interest expense                      2.43%**       2.27%        --         --         --         --
===============================================================================================================================
Ratio of total expenses to average net assets/(a)/             2.63%**       2.44%      2.58%      2.83%      3.48%      2.81%
===============================================================================================================================
Ratio of net investment loss to average net assets            (2.42)%**     (1.28)%     (.93)%     (.75)%    (2.35)%     (.80)%
===============================================================================================================================
Portfolio turnover rate                                          12%           54%        45%        61%       109%        74%
===============================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, and 2.73% for years ended December 31, 2001, 2000, and 1999, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Financial Highlights - Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended                     Years Ended December 31,
                                                              6/30/04     -----------------------------------------------------
                                                            (Unaudited)     2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of period                      $ 13.54       $ 12.91    $ 14.45    $ 20.02    $ 26.56    $ 20.34
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                         (.13)         (.12)      (.15)      (.17)      (.39)      (.27)
   Net realized and unrealized gain (loss) on investments      1.07           .75      (1.39)     (5.40)     (5.27)      6.49
      Total from investment operations                          .94           .63      (1.54)     (5.57)     (5.66)      6.22
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                                 --            --         --         --       (.88)        --
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                   .94           .63      (1.53)     (5.57)     (6.54)      6.22
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 14.48       $ 13.54    $ 12.91    $ 14.45    $ 20.02    $ 26.56
===============================================================================================================================
Total return                                                   6.94%         4.88%    (10.66)%   (27.82)%   (21.18)%    30.58%
===============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $18,706       $18,044    $18,884    $22,695    $29,036    $41,629
===============================================================================================================================
Ratio of expenses before interest expense                      3.32%**       3.47%      3.41%      3.37%      2.77%      2.71%
===============================================================================================================================
Ratio of total expenses to average net assets/(a)/             3.45%**       3.67%      3.69%      3.81%      3.44%      3.13%
===============================================================================================================================
Ratio of net investment loss to average net assets            (1.75)%**     (0.99)%    (1.08)%    (1.12)%    (1.77)%    (1.44)%
===============================================================================================================================
Portfolio turnover rate                                           4%           29%        20%       102%       248%       159%
===============================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, and 3.04% for the years ended December 31, 2001, 2000, and 1999, respectively.

--------------------------------------------------------------------------------
               Financial Highlights - Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended                  Years Ended December 31,
                                                              6/30/04     ------------------------------------------------
                                                            (Unaudited)     2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                        $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        .0004        .002      .007      .031      .056      .043
Less distributions:
   Distributions to shareholders                               (.0004)      (.002)    (.007)    (.031)    (.056)    (.043)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
==========================================================================================================================
Total return                                                     0.04%       0.15%     0.63%     3.11%     5.74%     4.38%
==========================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                   $16,701     $18,638   $20,970   $25,991   $58,502   $64,250
==========================================================================================================================
Ratio of total expenses to average net assets /(a)(b)/           0.99%*      0.99%     1.09%     1.11%     0.84%     0.94%
==========================================================================================================================
Ratio of net investment income to average net assets/(c)/        0.07%*      0.16%     0.69%     3.51%     5.54%     4.30%
==========================================================================================================================

*    Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.91%**,1.75%, 1.84%, 1.64%, 1.09%, and 1.34%, for the six months ended
     June 30, 2004 and for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 respectively.
(b) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000, respectively.
(c) Ratio prior to waiver by the Investment Manager and Distributor was (0.82)%**, (0.60)%, (.06)%, 2.92%, 5.29%, and 3.90% for the six months ended June 30, 2004 and for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 respectively.

--------------------------------------------------------------------------------

[LOGO] Midas                 A C C O U N T                 Use this Account Application to open a regular Midas account.
       FUNDS                 A P P L I C A T I O N         For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or
Discovering Opportunities                                  access our web site at www.midasfunds.com. Return this completed Account
                                                           Application in the enclosed envelope or mail to:
                                                           Midas Funds, Box 6110, Indianapolis, IN 46206-6110.
====================================================================================================================================

1.   Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time.
     Individual:

     -------------------------------------------------------------------------------------------------------------------------------
     First Name               Middle Initial              Last Name           Social Security Number   Date of Birth

     Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

     -------------------------------------------------------------------------------------------------------------------------------
     First Name               Middle Initial              Last Name           Social Security Number   Date of Birth

     Gift/Transfer to a Minor:

                                                          as Custodian for
     -------------------------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                             Name of Minor (only one)

     under the                Uniform Gifts/Transfers to Minors Act.
     -------------------------------------------------------------------------------------------------------------------------------
              Custodian's State of Residence                      Minor's Social Security Number       Minor's Date of Birth

     Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

     -------------------------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership, or other Organization    Name of Authorized Individual(s)

     -------------------------------------------------------------------------------------------------------------------------------
     Tax I.D. Number          Name of Trustee(s)                Date of Trust Instrument

     -------------------------------------------------------------------------------------------------------------------------------
     If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.

====================================================================================================================================

2.   Mailing Address, Telephone Number, and Citizenship

     -------------------------------------------------------------------------------------------------------------------------------
     Street                   City                              State / Zip   Daytime Telephone        Email address

     Citizen of: ( )U.S. ( )Other:                              Citizen of: ( )U.S. ( )Other:
     -------------------------------------------------------------------------------------------------------------------------------
     Owner                    If other, attach IRS Form W-8     Joint Owner                            If other, attach IRS Form W-8

====================================================================================================================================

3.   Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

                                        ---------------                ---------------
          Midas Dollar Reserves         $                 Midas Fund   $
                                        ---------------                ---------------
                                        ---------------                ---------------
          Midas Special Equities Fund   $                      TOTAL   $
                                        ---------------                ---------------

     By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.
     By Wire: Please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m. eastern time to be assigned an account number before making an
     initial investment by wire. Please indicate the assigned account number                                and the date the wire
                                                                             ------------------------------
     was sent                               .
              ------------------------------

====================================================================================================================================

4.   Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

     [ ]  Automatic Compounding Option Dividends and distributions reinvested in additional shares.
     [ ]  Payment Option [ ] Dividends in cash, distributions reinvested. [ ] Dividends and distributions in cash.

     To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

====================================================================================================================================

5.   Check Writing Privilege for Midas Dollar Reserves - Signature Card

     I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free person-
     alized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


     -------------------------------------------------------------------------------------------------------------------------------
     Signature                                        Signature of Joint Owner (if any)

     -------------------------------------------------------------------------------------------------------------------------------
     Print Name                                       Print Name of Joint Owner (if any)                   (please continue on back)

====================================================================================================================================

6.   Midas Funds Automatic Investment Program

     [ ]  Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

     Fund Name:
               ---------------------------------------
     Amount ($100 minimum): $                          Day of month: [ ] 10th [ ] 15th [ ] 20th
                             -------------------------

     [ ]  Salary Investing Plan The enrollment form will be sent to the address in Section 2 or call toll-free 1-800-400-MIDAS
          (6432) to have the form sent to your place of employment.

     [ ]  Government Direct Deposit Plan Your request will be processed and you will receive the enrollment form.

====================================================================================================================================

7.   The Midas Touch (R) through 1-800-400-MIDAS (6432) and www.midasfunds.com

     Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

     To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

====================================================================================================================================

8.   Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [ ].

     To receive account documents electronically, please provide your email address:                                               .
                                                                                    -----------------------------------------------

====================================================================================================================================

9.   Signature and Certification to Avoid Backup Withholding

     "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.
     I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a
     U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue
     Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

     -------------------------------------------------------------------------------------------------------------------------------

     Signature of [ ] Owner [ ] Trustee [ ] Custodian         Date           Signature of Joint Owner (if any)           Date

     The application must be signed and completed for all authorized signers and account traders.

                                                                                                                         MF-APP-6/04

     -------------------------------------------------------------------------------------------------------------------------------
          Optional:
          Please tell us how you heard about Midas:
     -------------------------------------------------------------------------------------------------------------------------------

                                  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help fight the funding of terrorism and money laundering activities, federal law now requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. So when you open an account, we will need your name, address, date of birth, and other information that will allow us to identify you, all of which will be protected under our Privacy Policy. We may also ask for additional identifying documents or information.

------------------------------------------------------------------------------------------------------------------------------------

     Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas
     Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.


                     Shareholder Services

                     . Electronic Funds Transfers
                     . Automatic Investment Program
                     . Retirement Plans:
                       Traditional Deductible IRA
                       Roth IRA
                       SEP-IRA
                       Simple IRA
                       403(b)
                     . Education Savings Account

                     Minimum Investments

                     . Regular Accounts: $1,000
                     . Retirement Plans, including Traditional Deductible IRA,
                       Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
                     . Education Savings Account: $1,000
                     . Automatic Investment Program: $100
                     . Subsequent Investments: $100

                     Midas Funds
                     P.O. Box 6110
                     Indianapolis, IN 46206-6110

    [LOGO]           1-800-400-MIDAS (6432) for Investment Information
The Midas Touch(R)
Account Access       Access Midas Funds at www.midasfunds.com.

                     Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. The Funds' proxy voting policies and procedures available (i) without charge, upon request, by calling 1-800-400-MIDAS
                     (6432); (ii) on the Funds' website at www.midasfunds.com and (iii) on the Commission's website at http://www.sec.gov. Investor Service Center, Inc., Distributor.

                                                                    ------------
[LOGO] Midas                                                          PRSRT STD
       FUNDS                                                         US POSTAGE
Discovering Opportunities                                               PAID
                                                                    LANCASTER PA
Midas Funds                                                          PERMIT 1762
P.O. Box 6110                                                       ------------
Indianapolis, IN 46206-6110

Return Service Requested


              --------------------------------------------





              --------------------------------------------

Item 2. Code of Ethics

     Not applicable.

Item 3. Audit Committee Financial Expert

     Not applicable.

Item 4. Principal Accountant Fees and Services

     Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 10. Controls and Procedures

     (a) The Principal Executive Officer and Principal Financial Officer have concluded that Midas Fund Inc.'s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Midas Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no significant changes in Midas Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 11. Exhibits

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 9, 2004

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: September 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 9, 2004

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: September 9, 2004